                           National Money Market Fund
                                 (the "Fund")
                                  a Series of
                            Cash Accumulation Trust
                                 (the "Trust")
                     Supplement dated December 12, 1997 to
                       Prospectus dated February 1, 1997

    On December 11, 1997, shareholders elected new Trustees and approved the appointment of Prudential Investments Fund Management LLC (PIFM), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, as manager of the Fund and The Prudential Investment Corporation (PIC), also located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, as subadviser to the Fund.

    PIFM is organized in New York as a limited liability company. As of December 12, 1997, PIFM serves as the manager to 41 open-end investment companies, constituting all of Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately
$60 billion.

    PIFM and PIC are wholly-owned subsidiaries of The Prudential Insurance Company of America, a major diversified insurance and financial services company.

    PIFM will receive a monthly fee as manager of the Fund pursuant to a Management Agreement between the Trust and PIFM based upon the following annual rates: 0.390% of the first $1 billion of net assets; 0.375% of the next $500 million of net assets; 0.350% of the next $500 million of net assets; and 0.325% of net assets in excess of $2 billion. Under a Subadvisory Agreement between PIFM and PIC, PIC furnishes investment advisory services in connection with the management of the Fund and is reimbursed by PIFM for its reasonable costs and expenses incurred in providing such services. Under the Management Agreement between the Trust and PIFM, PIFM continues to have responsibility for all investment advisory service and supervises PIC's performance of such services. Until Liquid Assets Fund, another series of the Trust, is available as an investment for certain accounts that are subject to fiduciary and prohibited transaction requirements imposed by the Employee Retirement Income Securities Act of 1974 (ERISA), which is expected to occur on or about December 22, 1997, all fees of PIFM and PIC will be waived.

    On December 12, 1997, the Board of Trustees approved a new Distributor, Custodian, and Transfer Agent for the Trust.

    Prudential Securities Incorporated (PSI), One Seaport Plaza, New York, New York 10292, begins serving as the Trust's Distributor on December 12, 1997.
PSI is an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America, a major diversified insurance and financial services company, and an affiliate of Prudential Investments Fund Management LLC and The Prudential Investment Corporation, the Manager and Subadviser, respectively, of the Fund. Prudential Securities also acts as an investment adviser to shareholders of the Fund that participate in certain of its managed account programs.
Pursuant to the Trust's Distribution Plan adopted on behalf of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, PSI may be reimbursed for its distribution-related expenses at an annual rate of up to .10 of 1% of the average daily net assets of the National Money Market Fund. The distribution-related expenses for which PSI may be reimbursed include account servicing fees paid to, or on account of, Financial Advisors of PSI and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, account servicing fees paid to, or on account of, other broker-dealers or financial institutions which have entered into agreements with PSI, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of PSI and Prusec associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses. Until Liquid Assets Fund is available as an investment for certain accounts that are subject to fiduciary and prohibited transaction requirements imposed by ERISA, which is expected to occur on or about December 22, 1997, distribution-related expenses of the National Money Market Fund will be waived.

    State Street Bank and Trust Company (State Street), One Heritage Drive, North Quincy, Massachusetts 02171, begins serving as the Custodian of the Trust's assets on December 12, 1997. As Custodian of the Trust's portfolio securities and cash, State Street maintains certain financial and accounting books and records pursuant to its agreement with the Trust. State Street's mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

    Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, will begin serving as Transfer Agent and as Shareholder Servicing Agent to the Trust on December 22, 1997. In its roles as Transfer Agent and as Shareholder Servicing Agent, PMFS will maintain certain books and records for the Trust and the Fund. PMFS is a wholly-owned subsidiary of Prudential Investments Fund Management LLC. The mailing address for PMFS is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.